UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)                                                                                                July 20, 2009

SOLTERA MINING CORP.
(Exact name of registrant as specified in its chapter)

Nevada	000-51841	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Bahnhofstrasse 23, Zug, Switzerland		6300
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  303 800 5752

20 GothardStrasse Zug Switzerland 6300
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

On October 17, 2008 Soltera Mining Corp., together with two Albanian companies, ENER-ALB PROJECTS sh.p.k. and ELITE MINE sh.a., formed a new joint venture company named the Albanian Mines Company sh.a. (the “Albanian Joint Venture Company”) to tender for the rights to mineral properties in Albania.  The shareholdings of the Albanian Joint Venture Company are divided in the ratio: ENER-ALB PROJECTS sh.p.k. 37.5%, ELITE MINE sh.a. 37.5%, and Soltera Mining Corp. 25%.

The first members of the Board of the Albanian Joint Venture Company were Fabio Montanari, Ardi Kollcaku, Bashkim Ulaj, and Isli Sula.  The President of the Board was Bashkim Ulaj and the Administrator of the Albanian Joint Venture Company was Fabio Montanari.

Page - 1

As the tender has not been successful, Fabio Montanari decided to resign from the position of Administrator of the Albanian Joint Venture Company and gave notice to the Board of Directors on May 28, 2009.   Following the Board Meeting held on June 29, 2009 the resignation of Mr. Montanari as Administrator was accepted and Mr. Montanari was elected to the office of Vice President Exploration at the same meeting.

At this time, there is no further investment is required by Soltera in the Albanian Joint Venture Company.

See Exhibit 3.8 – Act of Incorporation for more details.

Item 1.02.	Termination of a Material Definitive Agreement.

In view of the current economic downturn, Soltera has decided to drop its two Mexican projects from its portfolio in order to concentrate all efforts and resources exclusively on its two major Argentinean projects: El Torno (gold) and Eureka (copper, gold).

On July 2, 2009, Soltera relinquished its exploration options on the Casita Colorada Gold Project and the Real de Cananea Gold Project, both in Mexico.  The respective title owners have been notified and informed that the exploration options are to be cancelled and no further option payments will be made.  Specifically, the option payment of US$100,000 for each of these projects, which is due on July 2, 2009 for the Real de Cananea Project and on March 12, 2009 for Casita Colorada Project, is no longer required to be made.

See Exhibit 10.16 - Cananea Exploration Agreement with an Option to Purchase and Exhibit 10.17 - Colorada Exploration Agreement with an Option to Purchase for more details.

Item 7.01.  Regulation FD Disclosure.

Limitation on Incorporation by Reference:  In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibits 3.8, 10.16, and 10.17, is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in Exhibits 3.8, 10.16, and 10.17 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description
3.8	Act of Incorporation for Albanian Mines Company sh.a., filed as an Exhibit to Soltera’s Form 8-K (Current Report) on July 23, 2008 and incorporated herein by reference.	Filed
10.16
Cananea Exploration Agreement with an Option to Purchase dated September 25, 2007 among Atzek Mineral S.A. de C.V. and Luis Enrique Fierros Hernandez, Rossina Hernandez Baldenebro, Luigi Meglioli, and Dagoberto Gomez Y Hoyuela, filed as an Exhibit to Soltera’s Form 8-K (Current Report) on March 10, 2008 and incorporated herein by reference.
Filed
10.17
Colorada Exploration Agreement with an Option to Purchase dated September 26, 2007 among Atzek Mineral S.A. de C.V. and Rafael Vila Melendez, Luis Enrique Vila Mazon, José Vila Mazon, and Beatriz Ontiveros Felix, filed as an Exhibit to Soltera’s Form 8-K (Current Report) on March 10, 2008 and incorporated herein by reference
Filed

Page - 2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Soltera Mining Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

SOLTERA MINING CORP.

Dated:  July 20, 2009                                                                                     By:/s/ Fabio Montanari
Fabio Montanari – CEO & Director

Page - 3